AMENDMENT NO. 1
TO THE
SECOND AMENDED AND RESTATED
EXEMPTED LIMITED PARTNERSHIP AGREEMENT
OF
SOLASGLAS INVESTMENTS, LP

This Amendment No. 1 (this “Amendment”) to the Second Amended and Restated Exempted Limited Partnership Agreement of Solasglas Investments, LP (the “Partnership”) dated January 7, 2021 and effective as of January 1, 2021 (the “Partnership Agreement”) is entered into on this 15th day of December 2022 and effective as of January 1, 2023. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Partnership Agreement.

PRELIMINARY MATTERS
WHEREAS, the Partners wish to amend the Partnership Agreement to amend and restate the defined term “Additional Investment Ratio”; and

WHEREAS, the Partnership Agreement is being amended to reflect the foregoing by the Partners in accordance with Section 8.1 of the Partnership Agreement.

NOW THEREFORE, the Partnership Agreement is hereby amended as follows:
AGREEMENT
1.Amendment to Definition of “Additional Investment Ratio.” The definition of “Additional Investment Ratio” in the Partnership Agreement is hereby amended and restated in its entirety as follows:
“Additional Investment Ratio” means a ratio where (x) the numerator is the product of (a) 0.60 (the “Investment Cap”) multiplied by (b) the GLRE Surplus, and (y) the denominator is the sum of the Capital Account of each of Greenlight Re and GRIL.
2.Effect of Amendment. On and after the date of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, or “herein” shall mean and be a reference to the Agreement, as amended by this Amendment. Except as specifically amended herein, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3.Governing Law. This Amendment and the rights of the Partners hereunder are governed by and construed in accordance with the laws of the Cayman Islands, without regard to the conflict of laws rules thereof.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

GENERAL PARTNER:
DME ADVISORS II, LLC
By: /s/ Daniel Roitman
Name: Daniel Roitman
Title: Chief Operating Officer

LIMITED PARTNERS:
GREENLIGHT REINSURANCE, LTD.
By: /s/ Simon Burton
Name: Simon Burton
Title: Chief Executive Officer

By: /s/ Neil Greenspan
Name: Neil Greenspan
Title: Chief Financial Officer

GREENLIGHT REINSURANCE IRELAND,
DESIGNATED ACTIVITY COMPANY

By: /s/ Patrick O’Brien
Name: Patrick O’Brien
Title: CEO & Director

By: /s/ Neil Greenspan
Name: Neil Greenspan
Title: Director

GREENLIGHT CAPITAL RE, LTD.
for limited purposes

By: /s/ Neil Greenspan
Name: Neil Greenspan
Title: Chief Financial Officer

Signature Page
Amendment No. 1
Second Amended and Restated Exempted Partnership Agreement
Solasglas Investments, LP

Signature Page
Amendment No. 1
Second Amended and Restated Exempted Partnership Agreement
Solasglas Investments, LP